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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 5, 2005

                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                   13-3570672
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  (State or Other Jurisdiction of             (I.R.S. Employer Identification
   Incorporation or Organization)                         Number)


                               445 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673
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    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 5, 2005, Sentigen Holding Corp. reported its financial results for the three months ended March 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

      This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

            99.1 Press Release dated May 5, 2005


               (All other items on this report are inapplicable.)



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: May 9, 2005

      SENTIGEN HOLDING CORP.

      /s/ Fredrick B. Rolff
      -------------------------------
      Chief Financial Officer
      (Principal Accounting and Financial Officer)


                                  EXHIBIT INDEX

          99.1 Sentigen Holding Corp. press release, dated May 5, 2005.